EXHIBIT 99.2

YOU EVERYWHERE NOW, LLC

TABLE OF CONTENTS

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CONSOLIDATED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2014:

Consolidated Balance Sheets	2
Consolidated Statements of Operations and Member’s Equity	3
Consolidated Statements of Cash Flows	4
Notes to Consolidated Financial Statements	5

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YOU EVERYWHERE NOW, LLC
CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2014 and DECEMBER 31, 2013 (UNAUDITED)

	September 30,	December 31,
	2014	2013
ASSETS

CURRENT ASSETS:
Cash	$785,285	$687,332
Prepaid expenses and deposits	176,213	171,833

Total current assets	961,498	859,165

PROPERTY AND EQUIPMENT, net	289,411	323,610

TOTAL ASSETS	$1,250,909	$1,182,775

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$315,869	$136,761
Accrued expenses	167,717	101,784
Total current liabilities	483,586	238,545

COMMITMENTS AND CONTINGENCIES

MEMBERS EQUITY	767,323	944,230

TOTAL LIABILITIES AND OWNERS EQUITY	$1,250,909	$1,182,775

The accompanying notes are an integral part of these consolidated financial statements

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YOU EVERYWHERE NOW, LLC
CONSOLIDATED STATEMENTS OF OPERATIONS AND MEMBER'S EQUITY FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013 (UNAUDITED)

	For The Nine Months Ended
	September 30, 2014	September 30, 2013

NET SALES	$4,016,434	$2,954,612

COST OF SALES	422,141	372,085

GROSS PROFIT	3,594,293	2,582,527

SELLING EXPENSES	42,799	20,619
GENERAL AND ADMINISTRATIVE EXPENSES	3,670,250	2,956,552

NET LOSS	(118,756)	(394,644)

MEMBER'S EQUITY BEGINNING OF PERIOD	944,230	2,091,183

DISTRIBUTION TO MEMBER	58,151	645,950

MEMBER'S EQUITY END OF PERIOD	$767,323	$1,050,589

The accompanying notes are an integral part of these consolidated financial statements

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YOU EVERYWHERE NOW, LLC
STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013 (UNAUDITED)

	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(118,756)	$(394,644)
Adjustments to reconcile net loss to net cash provided (used for) operating ativities:
Depreciation and amortization	53,453	28,377
Changes in operating assets and liabilities:
Prepaid expenses and deposits	(4,380)	(51,500)
Accounts receivable	-	(50,238)
Accounts payable	179,108	180,780
Accrued expenses	65,933	86,622

Net cash provided by (used for) for operating activities	175,358	(200,603)
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property and equipment	(19,254)	(10,609)

Net cash used for investing activities	(19,254)	(10,609)

CASH FLOWS FROM FINANCING ACTIVITIES:

Distributions to member	(58,151)	(645,950)
Repayment of advances to affiliates	-	429,422

Net cash used for financing activities	(58,151)	(216,528)

NET INCREASE (DECREASE) IN CASH	97,953	(427,740)
CASH:
Beginning of period	687,332	1,048,535

End of period	$785,285	$620,795

The accompanying notes are an integral part of these consolidated financial statements

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YOU EVERYWHERE NOW, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

1. ORGANIZATION AND NATURE OF BUSINESS

You Everywhere Now, LLC, VoiceFollowUp, LLC and Traffic Geyser, LLC (collectively, “ICTG”) are collectively a marketing technology services business. ICTG is complete marketing and follow up automation software. Customers of the ICTG set up a lead database and direct an “Instant Customer” on what to do. The instant customer will then automatically follow up with email, SMS/text, direct to voicemail, video, postcards and letters, and even simulated live webinars. Instant Customer does all the follow up automatically, offers a dashboard to monitor how well business is doing, what areas need focus, what areas are strong, and which methods are working most effectively to cut down unneeded marketing costs and increase profit margins.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation - The accompanying consolidated financial statements include the accounts of the You Everywhere Now, LLC and its wholly owned subsidiaries Traffic Geyser, LLC and VoiceFollowup, LLC. All material intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from these estimates.

Cash - The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. Bank deposits at times may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Property and Equipment - Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets, which range from five to fifteen years. Repairs and maintenance costs are expensed as incurred.

Impairment of Long-Lived Assets – Long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset or asset group to estimated future undiscounted net cash flows of the related asset or group of assets over their remaining lives. If the carrying amount of an asset exceeds its estimated future undiscounted cash flows, an impairment charge is recognized for the amount by which the carrying amount exceeds the estimated fair value of the asset. Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent of other groups of assets. The impairment of long-lived assets requires judgments and estimates. If circumstances change, such estimates could also change.

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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition - The Company’s revenue consists principally of software as a service derived from software licensing paid on a monthly basis and recognized at the time of payment. The software licenses are monthly, may only be cancelled prior to payment and are non-refundable. Training program revenue is derived from selling training products (in the form of videos, training manuals, and online training programs) and is recognized at the time of payment. The training programs are delivered upon receipt of payment from the customer.

Income Taxes – The Company is organized as a limited liability company and is not subject to federal or state income taxes. The Company’s income or losses are reported on its members individual federal and state tax returns. Accordingly, there is no provision for federal income taxes in these financial statements.

The Company recognizes in its financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The Company’ policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company did not have any unrecognized tax benefits or accrued interest and penalties during the nine months ended September 30, 2014 and does not anticipate having any unrecognized tax benefits over the next twelve months. The Company is subject to audit by the IRS for tax periods commencing January 1, 2010.

3. PREPAID EXPENSES AND DEPOSITS

Prepaid expenses and deposits of $176,213 includes $166,000 on deposit with the Company’s credit card processing service provider as security against customer returns and disputed charges, $7,182 rental deposit, $2,750 in employee loans, and $281 in payroll related expenses as of September 30, 2014.

4. PROPERTY AND EQUIPMENT

Property and equipment at September 30, 2014 consists of the following:

	September	December
	2014	2013
Computer equipment	$301,899	$305,195
Furniture and fixtures	52,068	52,068
Office equipment	3,527	3,527
Development costs	22,550	-
Leasehold improvements	206,411	206,411
	586,455	567,201
Accumulated depreciation and amortization	297,044	243,591

Property and equipment, net	$289,411	$323,610

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5. COMMITMENTS AND CONTINGENCIES

The Company leases its office space under a lease agreement which took effect in March 2014 and which expires in March 2018. Rent expense for the nine months ended September 30, 2014 was $64,580. Remaining minimum lease payments required under the terms of the lease are $18,420 during 2014; $69,738 during 2015; $72,527 during 2016; $75,429 during 2017 and $19,596 during 2018.

6. SUBSEQUENT EVENTS

On October 6, 2014 the Company was acquired by The Pulse Network, Inc., a Nevada Corporation, for $2.5 million.

The Company has evaluated all subsequent events through March 30, 2015 the date the financial statements were available to be issued.

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